Lincoln Life & Annuity Company of New York:

Lincoln Life & Annuity Flexible Premium Variable Life Account M

LLANY Separate Account R for Flexible Premium Variable Life Insurance

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Supplement Dated June 16, 2008

To the Prospectus for the following Products:

Lincoln VULONE	Lincoln Momentum VULONE
Lincoln VULONE 2005	Lincoln Momentum VULONE 2005
Lincoln SVULONE	Lincoln Momentum SVULONE
Lincoln VULcv IV	Lincoln VULDB IV
Lincoln SVUL IV	Lincoln Corporate Variable 4
Lincoln Corporate Variable 5
Lincoln Corporate Commitment VUL
Lincoln CVUL Series III Elite

The information in this supplement updates and amends certain information contained in the prospectuses dated May 1, 2008 for the referenced products.  Keep this supplement with your prospectus for reference.

The Sub-Account which purchases shares of the LVIP SSgA Emerging Markets 100 Fund (Standard Class) will be available on or about June 30, 2008.